              SECURITIES AND EXCHANGE COMMISSON



                      Washington, D.C.



                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange act of 1934


      Date of Report (Date of earliest event reported)
                     September 25, 1997



                  ENSERCH EXPLORATION, INC.
   (Exact name of Registrant as specified in its charter)


  Texas                        1-12108                  752421863
(State or other             (Commission              (I.R.S. Employer
jurisdiction of              File Number)            Identification No.)
 incorporation)


2500 CityWest Boulevard, Suite  1400, Houston, Texas              77046
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including Area  Code:   (281)271-3100


6688 N. Central Expwy., Ste. 1000, Dallas, TX              75206-3922
(Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant

     (a) On September 25, 1997, Enserch Exploration, Inc. dismissed Deloitte & Touche LLP (Deloitte & Touche) as the Company's independent accountants. The Company has engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.
     (b) Deloitte & Touche's reports on the Company's consolidated financial statements for the two fiscal years ended December 31, 1995 and 1996, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.
    (c)  During the Company's two fiscal years ended December
       31, 1996 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.
    (d) During the Company's two fiscal years ended December
       31, 1996 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Section 229.304(a)(l)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs (a)(l)(v)(A)-(D) of Section 304 of Regulation S-K.
    (e) Effective September 25, 1997, the Company engaged Ernst
       & Young as its independent accountants. During the fiscal years ended December 31, 1996 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.
    (f) The Company has requested that Deloitte & Touche furnish it with a letter addressed to the Securities and Exchange Commission whether or not it agrees with the above statements. A copy of the letter from Deloitte & Touche dated September 26, 1997 is filed as Exhibit 16 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

       Exhibits
          16.  Letter from Deloitte & Touche LLP pursuant to Item
            304(a)(3) of Regulation S-K.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Enserch Exploration, Inc.

                                   By:  /s/ R. S. Langdon
                                       -------------------
                                        R. S. Langdon
                                        Executive Vice President,
                                        Finance and Administration
                                        and Chief Financial Officer

Date: September 30, 1997